Exhibit 10.104

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1

TO THE LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to the Loan and Security Agreement, dated as of March 13, 2019 (this “Amendment”), is entered into by and between CALIBER HOME LOANS, INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”), and the FEDERAL HOME LOAN MORTGAGE CORPORATION, also known as Freddie Mac, a government-sponsored enterprise, solely in its capacity as the lender hereunder (together with its successors and permitted assigns, the “Lender”); the Lender and the Borrower are hereinafter sometimes referred to individually as a “Party”, and collectively as the “Parties”).

RECITALS

A.

The Lender and the Borrower are parties to that certain Loan and Security Agreement, dated as of April 2, 2018 (as amended, supplemented or otherwise modified from time to time, the “Existing Loan and Security Agreement”; and as amended by this Amendment, the “Loan and Security Agreement”).

B.

The Lender and the Borrower have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan and Security Agreement is hereby amended to revise Section 7.09(d) of the Existing Loan and Security Agreement regarding the profitability financial covenant of the Borrower.

Accordingly, the Lender and the Borrower hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan and Security Agreement is hereby amended as follows:

1.	Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Existing Loan and Security Agreement.

2.	Amendment to Section 7.09(d). Section 7.09(d) of the Existing Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

(d) Profitability. Maintain as of the end of each fiscal quarter, (x) aggregate pre-tax income for the four fiscal quarters then ending (the “Test Period”) determined in accordance with GAAP, excluding (i) fair market value adjustments to “mortgage servicing rights” and (ii) gain or loss related to Hedging Agreements related to such “mortgage servicing rights”, in each case, for each Test Period, of at least [***] and (y) losses no greater than [***] of Borrower’s Tangible Net Worth for the fiscal quarter then ending.

EXECUTION VERSION

3.	Additional Representations, Warranties and Certifications. The Borrower hereby represents, warrants and certifies to the Lender, as of the date hereof:

a.	The Borrower has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment.

b.	This Amendment has been duly executed and delivered on behalf of the Borrower.

c.

This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (whether enforcement is sought by proceedings in equity or at law).

d.	Before and after giving effect to this Amendment:

(i)

Each of the representations and warranties set forth in Article VI of the Existing Loan and Security Agreement are true and correct in all material respects (unless any such representation and warranty is qualified by materiality and then, in such case, the accuracy of such representation and warranty in all respects) as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have been true or correct as of such date); and

(ii)	There is no Default or Event of Default in existence, nor would a Default or Event of Default result after giving effect to this Amendment.

4.

Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until the date (the “Amendment Effective Date”) on which the Lender has received from the Borrower a counterpart of this Agreement signed on behalf of the Borrower.

5.

Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan and Security Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Except as specifically amended by this Amendment, all Loan Documents shall continue in full force and effect and are hereby ratified and reaffirmed in all respects. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that (i) all of its obligations, liabilities and indebtedness under such Loan Documents shall remain in full force and effect on a continuous basis after giving effect to this Amendment and all of the Liens and security interests created and arising under such Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Loan and Security Agreement and the other Loan Documents.

6.

Counterparts. This Amendment may be executed in any number of counterparts each of which shall constitute one and the same instrument, and each Party may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) shall be effective as delivery of a manually executed original counterpart of this Amendment.

7.

Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

8.

GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused their names to be signed to this Amendment No. 1 to the Loan and Security Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

FEDERAL HOME LOAN MORTGAGE CORPORATION, also known as FREDDIE MAC, in its capacity as Lender

By:	/s/ John Glessner
Name: JOHN GLESSNER
Title: SVP-ALM

CALIBER HOME LOANS, INC., as Borrower

By:
Name:
Title:

IN WITNESS WHEREOF, the Parties have caused their names to be signed to this Amendment No. 1 to the Loan and Security Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

FEDERAL HOME LOAN MORTGAGE CORPORATION, also known as FREDDIE MAC, in its capacity as Lender

By:
Name:
Title:

CALIBER HOME LOANS, INC., as Borrower

By:	/s/ Vasif T. Imtiazi
Name: VASIF T. IMTIAZI
Title: DEPUTY CFO